Exhibit 3.133

Delaware	PAGE 1
The first State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “DUFFY’S HOLDINGS, LLC”, CHANGING ITS NAME FROM “DUFFY’S HOLDINGS, LLC” TO “DUFFY’S NAPA VALLEY REHAB, LLC”, FILED IN THIS OFFICE ON THE FIRST DAY OF SEPTEMBER, A.D. 2015, AT 1:18 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
5800843 8100	AUTHENTICATION: 2693495
151242503	DATE: 09 – 01 – 15
You may verify this Certificate online at corp. delaware.gov/authver.shtml

State of Delaware Secretary of State Division of Corporations Delivered 01:28 PM 09/01/2015 FILED 01:18 PM 09/01/2015 SRV 151242503 – 5800843 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company: Duffy’s Holdings, LLC

2.	The Certificate of Formation of the limited liability company is hereby amended as follows:

1. The name of the limited liability company is Duffy’s Napa Valley Rehab, LLC (the “Company”).

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 31st day of August                                         , A.D. 2015    .

By:	/s/ Christopher L. Howard
Authorized Person(s)

Name:	Christopher L. Howard
Print or Type

Illegible

Delaware	PAGE 1
The first State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF “DUFFY’S HOLDINGS, LLC”, FILED IN THIS OFFICE ON THE TENTH DAY OF AUGUST, A.D. 2015, AT 4:45 O’CLOCK P.M.

/s/ Jeffrey W. Bullock
Jeffrey W. Bullock, Secretary of State
5800843 8100	AUTHENTICATION: 2632381
151153728	DATE: 08 – 11 – 15
You may verify this Certificate online at corp. delaware.gov/authver.shtml

State of Delaware Secretary of State Division of Corporations Delivered 04:51 PM 08/10/2015 FILED 04:45 PM 08/10/2015 SRV 151153728 – 5800843 FILE

CERTIFICATE OF FORMATION

OF

DUFFY’S HOLDINGS, LLC

Pursuant to Section 18-201 of the Delaware Limited Liability Company Act (the “Act”), the undersigned, desiring to form a limited liability company, does hereby certify as follows:

1.	The name of the limited liability company is Duffy’s Holdings, LLC (the “Company”).

2.	The address of the Company’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801. The name of the registered agent is The Corporation Trust Company.

3.	This Certificate of Formation shall be effective upon filing with the Delaware Secretary of State.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation on this 10th day of August, 2015.

/s/ Christopher L. Howard
Christopher L. Howard, Authorized Person